UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of
Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue,
New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

        (d) Exhibits

        The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Sullivan & Cromwell relating to Principal Protected Asset Allocation Notes Linked to the Performance of the Best of Three Reference Portfolios Each Comprised of Four Asset Classes due February 28, 2013 and February 28, 2014

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

	By:	/s/ Anthony J. Horan Name: Anthony J. Horan Title: Corporate Secretary

Dated: February 29, 2008

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EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Sullivan & Cromwell relating to Principal Protected Asset Allocation Notes Linked to the Performance of the Best of Three Reference Portfolios Each Comprised of Four Asset Classes due February 28, 2013 and February 28, 2014

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